                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title   of   each    class    of    securities    to   which    transaction
     applies:_____________

2)   Aggregate     number     of     securities     to     which     transaction
     applies:________________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as  provided  by Exchange
          Act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                             NATIONWIDE MUTUAL FUNDS
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

                              Nationwide Bond Fund
                         Nationwide Government Bond Fund
                          Nationwide Money Market Fund

                        IMPORTANT SHAREHOLDER INFORMATION

     Enclosed is a Notice, Proxy Statement, and proxy card(s)/voting instruction form(s) for a Special  Meeting of Shareholders  (the "Meeting")  relating to the series  listed  above  (singly,  a "Fund,"  and  collectively,  the  "Funds") of
Nationwide Mutual Funds (the "Trust"). The Meeting is scheduled for December 10,
2007, at 9:00 a.m., Eastern Time, at 1200 River Road, Suite 1000,  Conshohocken,
Pennsylvania 19428.

     The Trust, on behalf of each of the Funds,  has previously  entered into an investment advisory agreement with Nationwide Fund Advisors ("NFA"). Pursuant to this investment advisory  agreement,  NFA may select one or more subadvisers for each of the Funds,  subject to the  supervision  and  direction  of the Board of
Trustees of the Trust (the "Board").  NFA selects subadviser(s) it believes will provide the Funds with high quality investment  management  services  consistent with each  Fund's  investment  objective.  NFA is  responsible  for the  overall monitoring of the Funds' subadviser(s).

     NFA has selected Nationwide Asset Management, LLC ("NWAM"), an affiliate of
NFA, to serve as subadviser for the Funds.  After determining that the selection of NWAM as subadviser is in the best  interest of the Funds'  shareholders,  the
Board is proposing (the "Proposal") that  shareholders of the Funds, as required by the  Investment  Company  Act of 1940,  as amended,  approve  the  investment subadvisory  agreement  between NFA and NWAM on behalf of each of the Funds.  If approved by  shareholders,  NWAM will serve as subadviser for the Funds and will provide day-to-day portfolio management to each Fund. NWAM intends that the same portfolio  managers  that  currently  manage the Funds as  employees of NFA will continue to do so, but will do so as employees of NWAM rather than NFA.

     Details of the Proposal are included in the attached Proxy  Statement.  The
Proposal  is not  expected  to result in a change  in the  level or  quality  of services the Funds currently receive. In addition,  the Proposal will not result in a change in the amount of the  investment  advisory fees or overall  expenses paid by your Fund.

     The Proposal has been carefully  reviewed by the Board.  The Board believes that the Proposal is in the best  interests of  shareholders  of the Funds.  The
Board  recommends  that you vote FOR the  Proposal.  Whether  or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast  your  vote  promptly.  To  cast  your  vote,  simply  complete  the  proxy card(s)/voting instruction form(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid  envelope. You also may vote your shares by touch-tone  telephone or through the  Internet.  Simply call the  toll-free  number or visit the web site  indicated  on your  proxy  card(s)
voting instruction form(s) or provided on the Notice of Internet Availability of
Proxy  Materials  and follow the recorded or online  instructions.  Your vote is extremely  important,  no matter how large or small your  holdings may be. It is important that your vote be received by the date of the Meeting.

     Shareholders  who  execute  proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly  executed  proxy  bearing a later date or by  attending  the  Meeting and voting in person.

     If you have any questions  before you vote,  please call  [Solicitor],  the
Trust's proxy agent, toll-free at [_________].  You may also receive a telephone call from one of [Solicitor]'s proxy solicitation agents asking you to vote your shares. Thank you for your participation in this important initiative.

                         Telephone and Internet Voting

     For your convenience,  you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

                             NATIONWIDE MUTUAL FUNDS
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

                              Nationwide Bond Fund
                         Nationwide Government Bond Fund
                          Nationwide Money Market Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders:

     Notice  is  hereby  given  that a  Special  Meeting  of  Shareholders  (the
"Meeting") of the series listed above (singly,  a "Fund," and collectively,  the
"Funds") of Nationwide  Mutual Funds, a Delaware  statutory trust (the "Trust"), will be held on December 10, 2007,  at 9:00 a.m.,  Eastern  Time,  at 1200 River
Road, Suite 1000,  Conshohocken,  Pennsylvania 19428. The purpose of the Meeting is to consider and act on the proposal (the "Proposal") to approve an investment subadvisory  agreement (the  "Subadvisory  Agreement")  between  Nationwide Fund
Advisors  ("NFA"),  the investment  adviser for the Funds,  and Nationwide Asset
Management,  LLC ("NWAM"),  the proposed investment subadviser for the Funds, on behalf of each of the Funds.

     The attached Proxy  Statement  provides  additional  information  about the
Proposal.  Shareholders  of record of each Fund as of the close of  business  on
September  14, 2007 are  entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s)  thereof for the Proposal.  Whether or not you plan to attend the Meeting in person, please vote your shares.

     The persons  named as proxies  will vote in their  discretion  on any other business  that may  properly  come before the Meeting or any  adjournment(s)  or postponements(s) thereof.

                                    By   Order of the Board of Trustees,

                                   Eric E. Miller,
                                   Secretary

                                   [________], 2007

Your  vote  is   important.   In  order  to  avoid  the  expense  of  additional
solicitations, we urge you to complete, sign, date and return the enclosed proxy card(s) or voting  instruction form as soon as possible.  For your  convenience, the enclosed addressed envelope requires no postage.

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS                                                        iii
Why have I been sent this Proxy Statement?                                   iii
Why am I being asked to approve the Subadvisory Agreement?                   iii
What are the features of the Subadvisory Agreement?                           iv
What will happen if there are not enough votes to approve the
 Subadvisory Agreement?                                                       iv

PROXY STATEMENT                                                                1

BACKGROUND                                                                     1

GENERAL VOTING INFORMATION                                                     1
Who is asking for my vote?                                                     1
Who is eligible to vote?                                                       2
On what issues am I being asked to vote?                                       2
How do the Trustees recommend that I vote?                                     2
How do I ensure that my vote is accurately recorded?                           3
Whom should I call for additional information about this
 Proxy Statement?                                                              3
May I revoke my proxy/voting instructions?                                     3
How may I get more information about the Trust and the Funds?                  4

INFORMATION RELATING TO THE PROPOSAL                                           4
Board of Trustees' Considerations                                              4
Shareholder Approval                                                           5

THE PROPOSAL -- APPROVAL OF A SUBADVISORY AGREEMENT
 BETWEEN NFA AND NWAM, ON BEHALF OF EACH OF THE FUNDS                          5
Background and Description of the Proposal                                     5
Information about NFA and NWAM                                                 6
Key Features of the Subadvisory Agreement                                      6

FURTHER INFORMATION REGARDING THE INVESTMENT
 ADVISER AND OTHER SERVICE PROVIDERS TO THE TRUST                              7
The Investment Adviser                                                         7
Fund Administrator and Transfer Agent                                          8
Distributor                                                                    8
Custodian                                                                      9

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS                           9
Principal Shareholders                                                         9

FURTHER INFORMATION ABOUT VOTING AND THE MEETING                               9

EXHIBIT A: Share Information as of September 14, 2007                        A-1
EXHIBIT B: Form of the Subadvisory Agreement between NFA
 and NWAM, on behalf of each of the Funds                                    B-1
EXHIBIT C: Managers and Principal Executive Officers of NFA
 and NWAM                                                                    C-1
EXHIBIT D: Principal Shareholders as of September 14, 2007                   D-1

QUESTIONS AND ANSWERS

     The  following  questions  and answers  provide an overview of the proposal
(the "Proposal")  that the shareholders of the Nationwide Bond Fund,  Nationwide
Government  Bond Fund, and Nationwide  Money Market Fund (singly,  a "Fund," and collectively,  the "Funds") of Nationwide  Mutual Funds (the "Trust") approve an
investment   subadvisory   agreement  (the  ("Subadvisory   Agreement")  between
Nationwide Fund Advisors ("NFA") and Nationwide Asset Management,  LLC ("NWAM").
We encourage you to read the full text of the Proxy Statement that follows.

Why have I been sent this Proxy Statement?

     You have been sent this Proxy Statement  because you have the right to vote on an important Proposal concerning your investment in one or more of the Funds.

     The Trust, on behalf of each of the Funds,  has previously  entered into an investment  advisory  agreement with NFA.  Pursuant to this investment  advisory agreement, NFA may select one or more subadvisers for each of the Funds, subject to the  supervision  and  direction  of the Board of  Trustees of the Trust (the
"Board"). NFA selects subadviser(s) it believes will provide the Funds with high quality investment  management  services  consistent with each Fund's investment objective.  NFA  is  responsible  for  the  overall  monitoring  of  the  Funds'
subadviser(s).

     NFA has selected  NWAM, an affiliate of NFA, to serve as subadviser for the
Funds. After determining that the selection of NWAM as subadviser is in the best interests of the Funds'  shareholders,  the Board is proposing that shareholders of the Funds, as required by the Investment Company Act of 1940, as amended (the
"1940 Act"),  approve the Subadvisory  Agreement between NFA and NWAM, on behalf of each of the Funds. If approved by shareholders, NWAM will serve as subadviser for the Funds and will provide day-to-day portfolio management to each Fund.

     The  Proposal is not expected to result in a change in the level or quality of  services  the Funds  currently  receive.  NFA will pay NWAM a portion of the investment  advisory fee NFA receives from the Funds. The Subadvisory  Agreement therefore  will not result in an increase  in the  investment  advisory  fees or overall expenses paid by the Funds.

     The Board unanimously approved the Subadvisory Agreement at its June 12 and
September 13, 2007 meetings and voted to submit the  Subadvisory  Agreement to a vote of each Fund's shareholders.  The Board recommends that the shareholders of the Funds vote to approve the  Subadvisory  Agreement.  The various factors that the Board  considered in making this  determination  are described in this Proxy
Statement.

     As a shareholder  of one or more of the Funds,  you are entitled to vote on the  Proposal  as it  relates to each Fund in which you own  shares.  This Proxy
Statement  provides  you with  information  regarding  the  Proposal  for you to consider before casting your vote.

Why am I being asked to approve the Subadvisory Agreement?

     The Trust is an investment  company  registered  under the 1940 Act,  which requires that a new investment  advisory  agreement (or  investment  subadvisory agreement,  except in certain  instances where special exemptive relief has been obtained from the Securities and Exchange Commission ("SEC")),  must be approved by a majority of each Fund's  outstanding  voting  securities (as defined in the
1940 Act) to take effect.

     The Funds currently do not have a subadviser.  Because NWAM is an affiliate of NFA. The Subadvisory Agreement must be submitted to shareholders of the Funds for their  vote in order for the  Subadvisory  Agreement  to take  effect.  NWAM intends that the same  portfolio  managers  that  currently  manage the Funds as employees  of NFA will  continue to do so, but will do so as  employees  of NWAM rather than NFA.

     The  provisions  of the 1940 Act  relating to the  approval  of  investment advisory  agreements  are  designed to ensure that  shareholders  of  registered investment companies have a participation in the decision as to which investment adviser or investment subadviser manages the investment company.

What are the features of the Subadvisory Agreement?

     General  oversight of the Funds will be performed by NFA as the  investment adviser for the Funds, but NWAM will provide day-to-day  portfolio management to each Fund. As a practical  matter,  however,  it is  anticipated  that under the
Subadvisory Agreement,  you will not experience a change in the level or quality of services  your Fund  currently  receives  and  day-to-day  management  of the investments  of the Funds will  continue to be  provided  by the same  portfolio managers who  currently  manage each such Fund.  The Funds will  continue to pay investment  advisory  fees only to NFA.  NFA will pay a  portion  of that fee to
NWAM. The  investment  advisory fee paid by the Funds to NFA will not change and overall expenses of the Funds are not expected to increase.

What will  happen if there  are not  enough  votes to  approve  the  Subadvisory
Agreement?

     It is important that  shareholders  complete,  sign,  date and return proxy card(s)/voting  instruction form(s) or vote by touch-tone  telephone or Internet to ensure  that there is a quorum for the  Meeting.  If we do not  receive  your proxy  card(s)/voting  instruction  form(s) or telephonic or Internet vote after several weeks, you may be contacted by officers or employees of the Trust or NFA or by our proxy solicitor,  [Solicitor,] who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Subadvisory Agreement, we may adjourn the Meeting to a later date so that we can continue to seek more votes.

                             NATIONWIDE MUTUAL FUNDS
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

                              Nationwide Bond Fund
                         Nationwide Government Bond Fund
                          Nationwide Money Market Fund

                                 PROXY STATEMENT

BACKGROUND

     On  April  30,  2007,  Nationwide  Financial  Services,  Inc.  ("Nationwide
Financial")  acquired  from  Nationwide  Corporation  ("NWC") the "retail  asset management  subsidiaries"  of NWD Investment  Management,  Inc.,  which includes
Nationwide  Fund Advisors  ("NFA"),  the investment  adviser for the Funds. As a result of the acquisition,  Nationwide Financial is restructuring NFA to operate exclusively as a "manager of managers" under which NFA, rather than managing the separate  series  of the  Trust  directly,  will  instead  oversee  one or  more subadvisers.

     NFA has selected Nationwide Asset Management, LLC ("NWAM"), an affiliate of
NFA, to serve as subadviser for the Funds.  After determining that the selection of NWAM as subadviser is in the best interests of the Funds'  shareholders,  the
Board of Trustees of the Trust (the "Board") is proposing (the  "Proposal") that shareholders  of the Funds  approve  NWAM as a subadviser  to the series  listed above (singly,  a "Fund," and  collectively,  the "Funds") of Nationwide  Mutual
Funds (the "Trust") and provide  day-to-day  portfolio  management to each Fund.
The  Proposal  is not  expected to result in a change in the level or quality of services the Funds  currently  receive.  NWAM  intends  that the same  portfolio managers that currently manage the Funds as employees of NFA will continue to do so, but will do so as employees of NWAM rather than NFA.

     Although  the Funds have  received an  exemptive  order  issued by the U.S.
Securities and Exchange  Commission  ("SEC"),  which permits NFA, subject to the approval  of the  Funds'  Board  of  Trustees,  to hire  and  fire  unaffiliated subadvisers without shareholder  approval (the "Manager of Managers Order"), the
Manager of Managers Order does not permit the hiring of an affiliated subadviser unless  shareholder  approval is  obtained.  Since NWAM is an  affiliate of NFA, shareholders of the Funds must approve the proposed  subadvisory  agreement (the
"Subadvisory Agreement") for the Subadvisory Agreement to take effect.

GENERAL VOTING INFORMATION

Who is asking for my vote?

     This Proxy Statement is being furnished in connection with the solicitation of  proxies  by the Board to be used in  connection  with a Special  Meeting  of
Shareholders (the "Meeting") of the Funds to be held at 9:00 a.m., Eastern Time, on December  10, 2007.  The Meeting  will be conducted at the Trust's  principal executive  offices  located  at  1200  River  Road,  Suite  1000,  Conshohocken,
Pennsylvania 19428.

     This  Proxy  Statement  is also  being  furnished  in  connection  with the solicitation of voting  instructions  by Nationwide  Life Insurance  Company and
Nationwide Life and Annuity Insurance Company (collectively,  "Nationwide Life")
and certain other insurance companies (each, a "Participating Insurance Company"
and  collectively,  the  "Participating  Insurance  Companies")  from  owners of variable  annuity  contracts  and  variable  insurance  policies  (collectively,
"variable  contracts")  having  contract  values  allocated to a subaccount of a
Nationwide Life or Participating  Insurance Company separate account invested in shares of the Funds.

Who is eligible to vote?

     The Board has fixed the close of business on  September  14,  2007,  as the record date (the "Record Date") for the  determination  of  shareholders  of the
Trust  entitled to notice of and to vote at the Meeting.  In casting votes as to the Proposal, shareholders of record on the Record Date are entitled to one vote for each share and a proportionate  fractional vote for any fraction of a share.
In  addition,  variable  contract  owners of record on the Record  Date have the right to instruct Nationwide Life or their  Participating  Insurance Company, as applicable,  as to the  manner in which the Fund  shares  attributable  to their variable contracts should be voted. Exhibit A to this Proxy Statement sets forth the  number of shares of  beneficial  interest  of each of the Funds  which were outstanding  as of the Record Date and,  therefore,  are entitled to vote at the
Meeting.

     This Proxy Statement,  Notice of Special Meeting, proxy card(s), and voting instruction forms, or a Notice of Internet  Availability of Proxy Materials were
first  mailed  to  shareholders  and  variable   contract  owners  on  or  about
[________], 2007.

On what issues am I being asked to vote?

     The  shareholders  of the  Funds are being  asked to  consider  and vote to approve the Proposal, as set forth below.

------------------------------------------------------------ ---------------------------------------------------------
Proposal                                                     Shareholders Entitled to Vote

------------------------------------------------------------ ---------------------------------------------------------
To approve the Subadvisory Agreement between NFA and NWAM,   Nationwide Bond Fund
on behalf of each of the Funds.                              Nationwide Government Bond Fund
                                                             Nationwide Money Market Fund

------------------------------------------------------------ ---------------------------------------------------------

     The Trust knows of no business other than that described above that will be presented for  consideration  at the Meeting.  If any other matters are properly presented,  it is the  intention  of the  persons  named on the  enclosed  proxy card(s) to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

     The Trustees unanimously recommend that you vote FOR the Proposal.

How do I ensure that my vote is accurately recorded?

     Only  shareholders  of record at the close of  business  on the Record Date will be  entitled  to notice of and to vote at the  Meeting.  You may attend the
Meeting  and vote in person  or you may  complete,  sign,  date and  return  the enclosed proxy  card(s)/voting  instruction  form(s). For each Fund in which you owned  shares on the  Record  Date,  a proxy  card or voting  instruction  form, bearing the appropriate  Fund's name, is included with this Proxy Statement.  If you own shares in more than one Fund as of the  Record  Date,  you will  receive more than one proxy card or voting instruction form. You can also provide voting instructions  by telephone by calling the toll-free  number on the proxy card(s)
or by  computer  by going to the  Internet  address  provided  on the  Notice of
Internet  Availability  of Proxy  Materials  or proxy  cards and  following  the instructions.  Please  complete  each  proxy  card/voting  instruction  form you receive,  or if you vote by telephone or over the  Internet,  please vote on the proposal  as it  relates  to  each  Fund  you  own.  Your  proxy  card(s)/voting instruction form(s) must be received by the Trust or its proxy agent by the date of the Meeting in order to be counted for the  Meeting.  If you are  eligible to vote by telephone or through the Internet, separate instructions are enclosed.

     The persons  named as proxies on the  enclosed  form of proxy will vote the shares of each Fund at the Meeting in  accordance  with the timely  instructions received  from  shareholders.  If a duly signed and dated proxy is received that does not specify a choice  (for,  against,  or  abstain),  the persons  named as proxies will consider the proxy's  timely  receipt as an instruction to vote FOR the Proposal to which the proxy relates.

     With  respect  to  Nationwide  Life  and  Participating  Insurance  Company
separate accounts, Nationwide Life and each Participating Insurance Company will vote the  shares of each  Fund at the  Meeting  in  accordance  with the  timely instructions  received from persons entitled to give voting  instructions  under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares  attributable  to variable  contracts as to which no voting  instructions  are  received in the same  proportion  (for,  against,  or abstain) as those for which timely instructions are received.

     If a duly signed and dated voting  instruction  form is received  that does not specify a choice,  Nationwide Life and each Participating Insurance Company, as  applicable,  will  consider the voting  instruction's  timely  receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

Whom should I call for additional information about this Proxy Statement?

     Please call [Solicitor,] the Trust's proxy solicitation agent, toll-free at
[_______].

May I revoke my proxy/voting instructions?

     Shareholders  may revoke  previously  submitted  proxies at any time by (i)
submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation,  or (iii) otherwise  giving notice of revocation at the Meeting,  in all cases prior to the exercise of the authority  granted in the proxy.  If shares are held in an account at a  brokerage  firm or bank,  the shareholder  should  contact such  brokerage firm or bank to change a vote or to obtain  a "legal  proxy"  if the  shareholder  wants  to vote in  person  at the
Meeting.

     Variable   contract   owners  may  revoke   previously   submitted   voting
instructions given to Nationwide Life or their Participating  Insurance Company, as  applicable,  at any  time  by  (i)  submitting  to  Nationwide  Life  or the
Participating  Insurance Company  subsequently dated voting  instructions,  (ii)
delivering to Nationwide Life or the  Participating  Insurance Company a written notice of  revocation,  or (iii)  otherwise  giving  notice of revocation at the
Meeting,  in all cases  prior to the  exercise of the  authority  granted in the
proxy/voting   instruction   form.   Variable  contract  owners  should  contact
Nationwide  Life or the  Participating  Insurance  Company,  as applicable,  for further  information  on  how  to  revoke  voting  instructions,  including  any applicable deadlines.

How may I get more information about the Trust and the Funds?

     The Trust will furnish,  without charge,  a copy of the Trust's most recent annual reports to shareholders  and semi-annual  reports to  shareholders,  upon request.  Such  request may be made either by writing to the Trust at 1200 River
Road, Suite 1000, Conshohocken, Pennsylvania 19428 or by calling toll-free (800)
848-0920.  Copies of the  annual and  semi-annual  reports of each Fund are also available  at the Funds'  Internet  site at  www.nationwidefunds.com  and on the
EDGAR database on the SEC's Internet site at www.sec.gov.

     Please note that only one annual or semi-annual  report or Proxy  Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more  shareholders of a Fund who share an address,  unless the Fund has received instructions  to the contrary.  The Trust will deliver  promptly upon written or oral request a separate copy of an annual or semi-annual report, Proxy Statement or Notice of Internet  Availability  of Proxy  Materials to a  shareholder  at a shared address to which a single copy of documents was  delivered.  To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or Notice of Internet  Availability of Proxy  Materials,  or to request a single copy of these  documents if multiple  copies of these  documents  are  received, shareholders should contact the Fund at the address or phone number set forth on the cover page of this Proxy Statement.

INFORMATION RELATING TO THE PROPOSAL

Board of Trustees' Considerations

     At in-person  Board  meetings held on June 12 and  September 13, 2007,  the
Board,  including the Trustees who are not considered "interested persons" under the 1940 Act  ("Independent  Trustees"),  discussed and approved the Subadvisory
Agreement,  on behalf of each Fund,  and  unanimously  agreed to recommend  that shareholders approve the Subadvisory  Agreement.  The Trustees had been provided with detailed  materials  relating to NWAM in advance of the  meetings,  and met with management and portfolio managers of NWAM at the meetings.  The Independent
Trustees met in executive  session with their independent legal counsel prior to the  meetings to discuss  information  relating to the Proposal and the possible effect on the Funds.  The material factors and conclusions that formed the basis for these recommendations are discussed below.

     The Nature,  Extent,  and  Quality of the  Services  Provided  by NWAM,  as
Subadviser.   First,  the  Board  considered  Nationwide  Financial's  announced intentions that NFA will operate exclusively as a "manager of managers" in which
NFA,  rather than  managing a fund  directly,  will instead  oversee one or more subadvisers who will provide  day-to-day  portfolio  management to the Funds. In addition,  the  Board  considered  that the  creation  of NWAM  represented  the reorganization of Nationwide Mutual Insurance  Company's  ("Nationwide  Mutual")
Office of Investments into a separate entity  wholly-owned by Nationwide  Mutual and as such  would  not  involve  any  actual  change  in  portfolio  management responsibilities or fees regarding the Funds.  Because NWAM will be operating as a separately  registered  investment  adviser entity,  the Board also considered
NWAM's  policies  and  procedures  in place to prevent the  violation of federal securities  laws and other  matters and consulted  with NWAM's Chief  Compliance
Officer with respect to such matters.

     The Board then considered whether to approve the Subadvisory Agreement with
NWAM. Specifically,  the Board considered NWAM's stated intention to continue to employ the same portfolio  managers who currently provide  portfolio  management services to the Funds. The Board also considered NWAM's  representation that, as the Funds' subadviser, NWAM will continue to provide the same nature and quality of services that NFA currently provides to the Funds as its investment  adviser.
The Board also noted that, as NFA proposes to pay NWAM's  subadvisory fee out of the  advisory  fee it  receives  from each Fund  under the  investment  advisory agreement, there will be no change in the advisory fee paid by each Fund.

     As an affiliate of NFA, the Board separately determined that NWAM's service as subadviser is in the best interests of the Funds and their shareholders.  The
Board further  determined  that NWAM's service as subadviser  does not involve a conflict of interest from which NFA or NWAM derives an inappropriate advantage.

     Based on this information,  the Board concluded that the nature, extent and quality of the subadvisory  services to be provided by NWAM were appropriate for each Fund in light of its investment objective,  and, thus, supported a decision to approve the Subadvisory Agreement.

     The Investment  Performance of the Funds.  The Board  evaluated each Fund's investment  performance and considered the performance of the current  portfolio managers  who are expected to continue to manage the Funds as employees of NWAM.
The Board also reviewed the  comparative  performance of each Fund based on data provided  by Lipper.  The  Trustees  concluded  that the  historical  investment performance  record of the  portfolio  managers  who are expected to continue to manage the Funds,  in  combination  with  various  other  factors,  supported  a decision to approve the Subadvisory Agreement.

     Fee Levels;  Economies of Scale.  The Board  considered each Fund's overall fee level and noted that the overall expenses of the Funds would remain the same under the Subadvisory Agreement, as NWAM's fees are paid out of the advisory fee that NFA receives from the Funds. The Trustees considered the expense limitation agreements in place for certain Funds  whereby NFA has  contractually  agreed to waive advisory fees NFA receives from the Funds and/or to pay Fund expenses. The
Board noted that each Fund's current advisory fee schedule includes breakpoints.

     Terms of the  Subadvisory  Agreements.  The Board reviewed the terms of the
Subadvisory Agreement and concluded that the terms were fair and reasonable.

     Conclusion.  The Board,  including all of the Independent Trustees,  having considered each of the foregoing factors, concluded that each factor supported a determination to approve the Subadvisory  Agreement.  No single factor alone was determinative  in the  decision of the Board  rather the totality of the factors taken together informed the Board's  decisions.  The Board of Trustees concluded that the approval of the Subadvisory Agreement was in the best interests of each
Fund, as applicable,  and its respective  shareholders and unanimously  approved the Subadvisory Agreement.

Shareholder Approval

     In order to take effect,  the Subadvisory  Agreement,  with respect to each
Fund,  must be approved by a "majority  of  outstanding  voting  securities"  as defined in the 1940 Act,  which  means the lesser of the vote of (i) 67% or more of the voting  securities of a Fund that are present at a meeting called for the purpose of voting on such approval or  represented by proxy if holders of shares representing  more than 50% of the outstanding  voting  securities of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. If there are  sufficient  votes for some,  but not all, of the Funds to approve the Subadvisory Agreement,  the Meeting may be adjourned as to  those  Funds  for  which  there  are not  sufficient  votes to  approve  the
Subadvisory  Agreement. A shareholder vote may be taken prior to any adjournment of the Meeting with respect to one or more Funds for which there are  sufficient votes for  approval  of the  Subadvisory  Agreement,  even though the Meeting is adjourned  as to one or more other  Funds.  The shares  that  represent  "broker
non-votes"  (i.e.,   shares  held  by  brokers  or  nominees  as  to  which  (i)
instructions  have not been  received  from the  beneficial  owners  or  persons entitled  to vote and (ii) the  broker or  nominee  does not have  discretionary voting power on the particular matter),  and the shares whose proxies reflect an abstention  will all be  counted  as shares  present  and  entitled  to vote for purposes of determining  whether the required  quorum of shares exists;  however they will have the effect of a vote against the Proposal.

THE PROPOSAL -- APPROVAL OF THE SUBADVISORY  AGREEMENT  BETWEEN NFA AND NWAM, ON
BEHALF OF EACH FUND

Background and Description of the Proposal

     Nationwide Financial is currently  restructuring NFA to operate exclusively as a "manager of  managers"  under the  Manager of Managers  Order the Trust has received from the SEC.  However,  the Manager of Managers  Order does not permit the hiring of an affiliated  subadviser unless shareholder approval is obtained.
NWAM is a wholly-owned  subsidiary of Nationwide  Mutual.  NFA is a wholly-owned subsidiary  of Nationwide  Financial,  which is a  majority-owned  subsidiary of
Nationwide  Mutual.  As such, NWAM and NFA are considered  "affiliates," as that term is defined in the 1940 Act.

     If NWAM is  approved  as the  subadviser  for the Funds,  NFA's  duties and responsibilities,  with  respect to the Funds,  will  change  from  serving as a portfolio  manager to overseeing  portfolio  management  provided by NWAM. It is anticipated that, under the Subadvisory Agreement,  day-to-day management of the investments  of the Funds will be continued by the same  portfolio  managers who currently manage each such Fund as employees of NFA, but will do so as employees of NWAM rather than NFA.  General  oversight of NWAM will be performed by NFA as the investment adviser to the Funds.

     A form of the Subadvisory  Agreement between NFA and NWAM, on behalf of the
Funds, is attached as Exhibit B. The key features of the  Subadvisory  Agreement are described below.

Information about NFA and NWAM

     NFA and NWAM are  investment  advisers  that  are  registered  with the SEC pursuant to the Investment  Advisers Act of 1940, as amended  ("Advisers  Act").
NFA and NWAM  provide  investment  advisory  services to  registered  investment companies.  NWAM also provides  investment  advisory  services to other types of accounts,  such as institutional  separate accounts. NFA and NWAM were organized in 1999 and 2007,  respectively,  as investment advisers.  NWAM was organized in part to serve as investment  subadviser for certain fixed income funds where NFA serves as the investment adviser.

     As described  above,  NWAM is an  affiliate  of NFA. The name,  address and principal occupation of each of the managers and principal executive officers of
NFA and NWAM are included in Exhibit C.

     NWAM does not  currently  serve as an investment  subadviser  for any other mutual  funds that have  comparable  investment  objectives  as the Funds.  In a separate  proxy  statement,  NWAM  is  also  proposed  to  serve  as  investment subadviser for several series of Nationwide  Variable Insurance Trust (the "NVIT
Funds"), some of which have comparable investment objectives with the Funds.

Key Features of the Subadvisory Agreement

     Pursuant to the Subadvisory Agreement,  NWAM will manage each Fund's assets on a day-to-day basis,  subject to NFA's overall supervisory  responsibility for the general  management and investment of each Fund's  assets.  The  Subadvisory
Agreement was approved by the Trustees,  including a majority of the Independent
Trustees, on June 12 and September 13, 2007. The key features of the Subadvisory
Agreement are described below.

     Subadvisory Services. Under the Subadvisory Agreement, NWAM, subject to the stated  investment  policies and  restrictions of the Funds as set forth in each such Fund's  prospectus  and  statement  of  additional  information,  shall (i)
conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets and (ii) monitor on a continuous basis the performance  of the  Fund's  assets.  The  services  of NWAM are  subject to the overall supervision of NFA and the Board.

     Subadvisory Fees. Under the Subadvisory  Agreement,  NWAM is entitled to an annual fee for the management of each applicable Fund. The compensation  payable to NWAM will be paid by NFA.  The Funds are not  responsible  for payment of any subadvisory  fees to NWAM. NFA has agreed to pay  subadvisory  fees to NWAM that will increase  after December 31, 2008.  This increase in subadvisory  fees will not increase the  advisory fee each Fund pays to NFA, and  accordingly  will not cause shareholders to pay higher expenses.  The subadvisory fee schedule for the
Funds under the Subadvisory Agreement is:

Funds of the Trust              Subadvisory Fees - through December 31, 2008  Subadvisory Fees - commencing January
                                                                              1, 2009

Nationwide Bond                 0.15% on assets up to $250 million            0.175% on assets up to $250 million
 Fund                           0.125% on assets of $250 million and more     0.15% on assets of $250 million and
Nationwide                      but less than $1 billion                      more
 Government Bond                0.10% on assets of $1 billion and more        but less than $1 billion
 Fund                                                                         0.125% on assets of $1 billion and more
Nationwide Money                0.04% on all assets                           0.05% on all assets
 Market Fund

     Continuance.  If shareholders of a Fund approve the Subadvisory  Agreement, it will continue until May 1, 2009, unless earlier  terminated.  The Subadvisory
Agreement  may be continued  from year to year  thereafter by a majority vote of the Board of  Trustees  or by a vote of a majority  of  outstanding  shares of a
Fund,  provided  that,  in either  case,  the terms  and the  renewal  have been approved by the vote of a majority of the Independent Trustees,  cast in person, at a meeting called for the purpose of voting on such approval.

     Termination.  The Subadvisory  Agreement provides that it may be terminated as to any  applicable  Fund at any time,  without  the payment of any penalty by vote of a majority of the  Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund, or by NFA, or by NWAM upon not less  than 60 days  written  notice  to the  other  party.  The  Subadvisory
Agreement also provides that it will automatically and immediately  terminate in the event of its assignment.

     The Board of Trustees unanimously recommends that you vote FOR the Proposal

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
TO THE TRUST

The Investment Adviser

     NFA, located at 1200 River Road, Suite 1000,  Conshohocken,  PA 19428, is a
wholly-  owned   subsidiary  of   Nationwide   Financial,   which  is  a  direct
majority-owned  subsidiary  of  NWC.  All  of the  common  stock  of  Nationwide
Corporation  is held by Nationwide  Mutual  (95.2%) and  Nationwide  Mutual Fire
Insurance Company (4.8%),  each of which is a mutual company owned by its policy holders.

     The Funds did not pay any commissions to affiliated  brokers for the fiscal year ended  October 31,  2006.  The chart  below lists the amount of  investment advisory  fees that each Fund paid to NFA (then known as  "Gartmore  Mutual Fund
Capital Trust"), net of waivers, for the fiscal year ended October 31, 2006.

------------------------------------------ -------------------------------------
           Fund                                      Advisory Fee

------------------------------------------ -------------------------------------
Nationwide Bond Fund                                   $560,910
------------------------------------------ -------------------------------------
Nationwide Government Bond Fund                         765,900
------------------------------------------ -------------------------------------
Nationwide Money Market Fund                          6,310,450
------------------------------------------ -------------------------------------

Fund Administrator and Transfer Agent

     Under the terms of a Fund  Administration  and Transfer  Agency  Agreement,
Nationwide Fund Management LLC ("NFM"), an indirect  wholly-owned  subsidiary of
Nationwide Financial,  provides various  administrative and accounting services, including  daily  valuation  of the  Funds'  shares,  preparation  of  financial statements,  tax returns,  and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite
1000,  Conshohocken,  Pennsylvania  19428.  Prior to May 1, 2007,  Nationwide SA
Capital   Trust  (then  known  as  "Gartmore  SA  Capital   Trust")   served  as
administrator  to the Funds,  although  NFM  (which was then known as  "Gartmore
Investors  Services,  Inc.") served as transfer agent. The chart below lists the amount  of fees  that each Fund  paid to NFM and  Nationwide  SA  Capital  Trust collectively for the fiscal year ended October 31, 2006.

------------------------------------------ -------------------------------------
           Fund                               Combined Administrator and
                                                  Transfer Agent Fee
------------------------------------------ -------------------------------------
Nationwide Bond Fund                                   $ 135,261
------------------------------------------ -------------------------------------
Nationwide Government Bond Fund                          166,159
------------------------------------------ -------------------------------------
Nationwide Money Market Fund                           1,608,440
------------------------------------------ -------------------------------------

     Sub-Administrator  and Sub-Transfer  Agent. NFM has entered into a Services
Agreement with BISYS Fund Services Ohio, Inc.  ("BISYS"),  effective November 1,
2001, to provide  certain fund  administration  and transfer agency services for each of the Funds.

Distributor

     Nationwide Fund Distributors LLC ("NFD"), located at 1200 River Road, Suite
1000,   Conshohocken,   Pennsylvania  19428,  serves  as  the  Funds'  principal
underwriter.  In its capacity as principal  underwriter,  NFD receives  purchase orders and redemption requests relating to shares of each of the Funds. As such,
NFD is entitled to any  front-end  sales charges or  contingent  deferred  sales charge  imposed on purchases or sales of shares of the Funds.  NFD also receives fees from the Funds under a  Distribution  Plan adopted  under Rule 12b-1 of the
1940 Act in  connection  with the sale and  distribution  of the Funds' Class A,
Class B,  Class C,  Class R, Class X, Class Y, and  Service  Class  shares.  The charts below list the sales  commissions  and  distribution  fees that each Fund paid to NFD for the fiscal year ended October 31, 2006.

------------------------------------------ -------------------------------------
                           Fund                       Sales Commissions

------------------------------------------ -------------------------------------
Nationwide Bond Fund                                      $ 1,905.05
------------------------------------------ -------------------------------------
Nationwide Government Bond Fund                            1,879.75
------------------------------------------ -------------------------------------
Nationwide Money Market Fund                                  --
------------------------------------------ -------------------------------------

---------------------------------------- -----------------------------------------------------------------------------
                 Fund                                                 Distribution Fees

---------------------------------------- -----------------------------------------------------------------------------
Nationwide Bond Fund                       Class A      Class B      Class C      Class R      Class X      Class Y
                                          $ 24,151      $ 1,506      $ 5,175        $ 4       $ 27,421      $ 1,877

---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Nationwide Government Bond Fund            Class A      Class B      Class C      Class R      Class X      Class Y
                                           136,734       1,470        2,512          4         33,899        7,698

---------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Nationwide Money Market Fund                                            Service Class
                                                                            5,474
---------------------------------------- -----------------------------------------------------------------------------

Custodian

     JPMorgan  Chase Bank, 4 New York Plaza,  New York,  New York 10008,  is the
custodian for the Funds and makes all receipts and disbursements under a Custody
Agreement with the Trust.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholders

     From time to time,  the number of shares held in "street name"  accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares  outstanding.  As of the Record Date, to the Trust's knowledge,  no other person, other than those listed on Exhibit D to this Proxy Statement,  had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

     As of the Record Date, the executive  officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of a Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies.  NFA will pay 100% of all costs in connection with the  solicitation  of  proxies  from  shareholders  of the  Trust  as  well as a concurrent proxy solicitation  involving the NVIT Funds, including the fees of a proxy  solicitation  firm. NFA has engaged  [Solicitor],  a  professional  proxy solicitation firm, to solicit proxies from brokers,  banks, other  institutional holders,  and  individual  shareholders  at an estimated  cost of  approximately
$[_______].  NFA expects that the  solicitation  will be primarily by mail,  but
also  may  include  telephone,   facsimile,   electronic,   or  other  means  of
communications.  If the Trust does not receive your proxy by a certain time, you may receive a telephone  call from  [Solicitor]  or officers or employees of the
Trust or NFA asking you to vote. Proxies that are obtained  telephonically  will be recorded in  accordance  with the  procedures  described  below.  [Solicitor]
believes that these  procedures are reasonably  designed to ensure that both the identity of the shareholder  casting the vote and the voting instructions of the shareholder are accurately determined. The Trust does not reimburse Trustees and officers  of the Trust or regular  employees  and agents of NFA  involved in the solicitation of proxies.

     In all  cases  where a  telephonic  proxy  is  solicited,  the  [Solicitor]
representative is required to ask for each  shareholder's full name and address, or the zip code or  employer  identification  number,  and to  confirm  that the shareholder  has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the [Solicitor] representative is required to ask for the person's title and confirmation  that the person is authorized to direct the voting of the shares.  If the information  provided to a shareholder  agrees
with  the  information  in  [Solicitor]'s   possession,   then  the  [Solicitor]
representative  has  the  responsibility  to  explain  the  process,   read  the
Proposal(s)  listed  on  the  proxy  card(s),  and  ask  for  the  shareholder's instructions  on the  Proposal(s).  Although the [Solicitor]  representative  is permitted to answer  questions about the process,  he or she is not permitted to recommend to the shareholder how to vote, other than reading any  recommendation set forth in this Proxy  Statement.  [Solicitor]  will record the  shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or  mailgram  to  confirm  his or her vote and asking  the  shareholder  to call
[Solicitor]  immediately if his or her instructions are not correctly  reflected in the confirmation.

     Voting by  Broker-Dealers.  The Trust  expects  that,  before the  Meeting, broker-dealer  firms  holding  shares  of the Trust in  "street  name" for their customers and  beneficial  owners will request  voting  instructions  from their customers and beneficial  owners. If these  instructions are not received by the
date  specified  in  the  broker-dealer   firms'  or  such  depositories'  proxy
solicitation  materials,  the Trust understands that the broker-dealers may vote on the Proposal on behalf of their  customers  and  beneficial  owners.  Certain broker-dealers may exercise  discretion over shares held in their name for which no  instructions  are received by voting these shares in the same  proportion as they vote shares for which they received instructions.

     Quorum.  With respect to the action to be taken by the  shareholders of the
Funds on the matters  described in this Proxy Statement,  the presence in person or by proxy of  shareholders  entitled  to cast a majority of the shares of each
Fund on the  Proposal at the Meeting  shall  constitute a quorum for purposes of voting upon the Proposal at the Meeting.  Abstentions and "broker non-votes," as described  below,  shall be treated as votes present for purposes of determining whether a quorum  exists.  Because  the  shareholders  of each  Fund are  voting separately  on the  Proposal,  the  presence of a quorum at the Meeting  will be determined  on a  Fund-by-Fund  basis.  For  purposes of  determining  whether a
Proposal has been approved for the Trust,  "broker  non-votes"  and  abstentions will have the effect of a vote "against" the Proposal.

     The  rules  of the SEC  require  that  the  Trust  disclose  in this  Proxy
Statement  the effect of "broker  non-votes."  Broker  non-votes  are shares for which a broker  holding  such  shares for a  beneficial  owner has not  received instructions  from the  beneficial  owner so that the  broker  may not  exercise discretionary  voting power with respect thereto,  although such broker may have been able to vote such  shares on other  matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

     Methods of  Tabulation.  With respect to each Fund,  the  Proposal  must be approved by a "majority of outstanding voting securities" as defined in the 1940
Act,  which  means  the  lesser  of the  vote of (i)  67% or more of the  voting securities  of a Fund that are  present at a meeting  called for the  purpose of
voting  on  such  approval  or   represented  by  proxy  if  holders  of  shares
representing  more than 50% of the outstanding  voting  securities of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund.

     Adjournment.  If a quorum is not present at the Meeting,  or if a quorum is present but sufficient votes to approve the Proposal are not received,  then the persons  named as proxies may vote to approve the Proposal for which  sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further  solicitation of proxies for the Proposal for which sufficient votes  have NOT been  received;  provided,  that the  persons  named as  proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

     Shareholder  Proposals.  The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for  consideration  for inclusion in the Trust's proxy  statement for the next  meeting  of  shareholders  (if  any)  should  send his or her  written proposal to the Trust's  offices at 1200 River Road,  Suite 1000,  Conshohocken,
Pennsylvania  19428,  so that it is received within a reasonable time in advance of any such meeting in order to be included in the Trust's  proxy  statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal  may be presented at a meeting of  shareholders  only if such  proposal concerns  a  matter  that may be  properly  brought  before  the  meeting  under applicable federal proxy rules, state law, and other governing instruments.

     Submission  of a proposal  by a  shareholder  does not  guarantee  that the proposal  will be included in the Trust's  proxy  statement  or presented at the meeting.

     No  business  other than the  matters  described  above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise,  including  any questions as to an  adjournment  or  postponement  of the
Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                            By Order of the Board of Trustees,

                                            Eric E. Miller,
                                            Secretary

                                            [________], 2007

                                    EXHIBIT A

                   Share Information as of September 14, 2007

------------------------------------------------------------ ---------------------------------------------------------
                           Fund                                            Number of Shares Outstanding

------------------------------------------------------------ ---------------------------------------------------------
Nationwide Bond Fund
  Class A
  Class B
  Class C
  Class D
  Class R
  Class X
  Class Y
  Total
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Government Bond Fund
  Class A
  Class B
  Class C
  Class D
  Class R
  Class X
  Class Y
  Institutional Class
  Total
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Money Market Fund
  Institutional Class
  Prime Shares A
  Prime Shares B
  Prime Shares C
  Prime Shares
  Service Class
  Total
------------------------------------------------------------ ---------------------------------------------------------

                                    EXHIBIT B

             Form of the Subadvisory Agreement between NFA and NWAM,
                         on behalf of each of the Funds

                              SUBADVISORY AGREEMENT

     THIS SUBADVISORY AGREEMENT ("Agreement") is made and entered into as of the
__ day of ___, 2007,  among  NATIONWIDE  MUTUAL FUNDS (formerly  Gartmore Mutual
Funds) (the  "Trust"),  a Delaware  statutory  trust,  NATIONWIDE  FUND ADVISORS
(formerly  Gartmore  Mutual  Fund  Capital  Trust) (the  "Adviser"),  a Delaware
business  trust  registered  under  the  Investment  Advisers  Act of 1940  (the
"Advisers Act"), and NATIONWIDE ASSET MANAGEMENT, LLC, an Ohio limited liability company (the "Subadviser"), and also registered under the Advisers Act.

                              W I T N E S S E T H:

     WHEREAS,  the Trust is  registered  with the U.S.  Securities  and Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of May 1, 2007 (the "Advisory  Agreement"),  been retained to act as  investment  adviser  for  certain of the  series of the Trust  which are listed on Exhibit A to this Agreement (each a "Fund");

     WHEREAS,  the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  Subadviser  to assist it in the provision  of a  continuous  investment  program for that portion of the Trust's assets  which  the  Adviser  will  assign  to the  Subadviser  (the  "Subadviser
Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties do mutually agree and promise as follows:

1.   Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment  adviser for and to manage the  Subadviser  Assets subject to the  supervision  of the Adviser and the Board of Trustees of the Trust and
     subject to the terms of this Agreement;  and the Subadviser  hereby accepts such employment.  In such capacity, the Subadviser shall be responsible for the investment  management of the Subadviser  Assets. It is recognized that the  Subadviser  now acts, and that from time to time hereafter may act, as investment  adviser  to one  or  more  other  investment  companies  and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities.

2.   Duties of Subadviser.

     (a)  Investments.  The  Subadviser  is hereby  authorized  and directed and
          hereby  agrees,   subject  to  the  stated  investment   policies  and
          restrictions  of each Fund as set forth in that Fund's  prospectus and statement  of  additional  information  as  currently in effect and as supplemented  or amended from time to time  (collectively  referred to hereinafter as the  "Prospectus") and subject to the directions of the
          Adviser and the Trust's Board of Trustees, to purchase,  hold and sell investments  for the Subadviser  Assets and to monitor on a continuous basis the  performance of the Subadviser  Assets.  In providing  these
          services,   the  Subadviser  will  conduct  a  continual   program  of
          investment,  evaluation and, if appropriate,  sale and reinvestment of each  fund's  Subadviser  Assets.  The  Adviser  agrees to provide the
          Subadviser with such assistance as may be reasonably  requested by the
          Subadviser in connection  with its  activities  under this  Agreement, including,  without limitation,  information concerning each Fund, its funds available, or to become available,  for investment and generally as to the conditions of the Fund's affairs.

     (b)  Compliance  with  Applicable  Laws  and  Governing  Documents.  In the performance of its duties and obligations  under this  Agreement,  the
          Subadviser shall act in conformity with the Prospectus and the Trust's
          Agreement and  Declaration of Trust and By-Laws as currently in effect and,  as soon as  practical  after the Trust,  the Fund or the Adviser notifies the  Subadviser  thereof,  as  supplemented,  amended  and/or
          restated  from  time  to  time   (referred  to   hereinafter   as  the
          "Declaration  of  Trust"  and  "By-Laws,"  respectively)  and with the instructions  and  directions  received in writing from the Adviser or the Trustees of the Trust and will  conform to, and comply  with,  the requirements  of the 1940 Act, the Internal  Revenue Code of 1986,  as
          amended (the "Code"),  and all other applicable federal and state laws and  regulations.  Notwithstanding  the  foregoing,  the Adviser shall remain  responsible  for ensuring each Fund's overall  compliance with the 1940 Act, the Code and all other applicable federal and state laws and  regulations  and the  Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.

          The Adviser will provide the Subadviser with reasonable advance notice of  any  change  in  a  Fund's  investment  objectives,  policies  and restrictions as stated in the Prospectus, and the Subadviser shall, in the  performance of its duties and  obligations  under this Agreement, manage the Subadviser  Assets  consistent with such changes,  provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the
          Adviser  shall  provide  to  the  Subadviser  a  copy  of  a  modified
          Prospectus  reflecting  such  changes.  The Adviser  acknowledges  and agrees that the Prospectus will at all times be in compliance with all disclosure  requirements  under all applicable  federal and state laws and regulations  relating to the Trust or a Fund,  including,  without limitation,  the 1940 Act, and the rules and  regulations  thereunder, and  that  the  Subadviser  shall  have  no  liability  in  connection therewith, except as to the accuracy of material information furnished by  the  Subadviser  to a  Fund  or to the  Adviser  specifically  for inclusion in the Prospectus.  The Subadviser  hereby agrees to provide to the  Adviser in a timely  manner such  information  relating to the
          Subadviser and its  relationship to, and actions for, a Fund as may be required  to  be  contained  in  the  Prospectus  or  in  the  Trust's registration statement on Form N-1 A.

     (c)  Voting of Proxies. The Subadviser shall have the power to vote, either in person or by proxy,  all securities in which the Subadviser  Assets may be invested  from time to time,  and shall not be required to seek or take  instructions  from the Adviser or the Fund or take any action with  respect  thereto.  If both the  Subadviser  and  another  entity managing  assets of a Fund have  invested  in the same  security,  the
          Subadviser  and such other entity will each have the power to vote its pro rata share of the security.

          The Subadviser will establish a written  procedure for proxy voting in compliance with current  applicable rules and  regulations,  including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide  the Adviser or its  designee,  a copy of such  procedure  and establish a process for the timely  distribution  of the  Subadviser's voting  record  with  respect  to  the  Fund's  securities  and  other information necessary for the Fund to complete information required by
          Form  N-1A  under  the 1940  Act and the  Securities  Act of 1933,  as amended (the "Securities Act"), Form N-PX under the 1940 Act, and Form
          N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

     (d)  Agent. Subject to any other written instructions of the Adviser or the
          Trust,  the  Subadviser  is hereby  appointed  the  Adviser's  and the
          Trust's  agent  and  attorney-in-fact  for  the  limited  purposes  of executing  account  documentation,  agreements,  contracts  and  other documents as the  Subadviser  shall be requested by brokers,  dealers, counterparties  and other persons in connection with its management of the Subadviser  Assets.  The Subadviser  agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

     (e)  Brokerage. The Subadviser is authorized, subject to the supervision of the  Adviser and the  Trust's  Board of  Trustees,  to  establish  and maintain accounts on behalf of the Fund with, and place orders for the purchase  and sale of the  Subadviser  Assets  with or  through,  such persons, brokers or dealers (collectively,  "Broker(s)") as Subadviser may elect and negotiate  commissions to be paid on such  transactions.
          The Subadviser,  however, is not required to obtain the consent of the
          Adviser or the Trust's  Board of Trustees  prior to  establishing  any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio  investments  for a Fund's account with
          Brokers  selected by the Subadviser.  In the selection of such Brokers and the placing of such orders,  the  Subadviser  shall seek to obtain for the Fund the most favorable price and execution available,  except to the extent it may be permitted to pay higher brokerage  commissions for brokerage and research  services,  as provided below. In using its reasonable  efforts to obtain for a Fund the most favorable  price and execution available, the Subadviser,  bearing in mind such Fund's best interests at all times,  shall consider all factors it deems relevant, including price,  the size of the transaction,  the breadth and nature of the market for the security,  the difficulty of the execution,  the amount of the  commission,  if any,  the  timing  of the  transaction, market prices and trends,  the  reputation,  experience  and financial stability of the Broker involved,  and the quality of service rendered by the broker in other  transactions.  Subject to such policies as the
          Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser,  the Subadviser  shall not be deemed to have acted unlawfully or to have  breached any duty created by this  Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides  brokerage and research  services (within the meaning of
          Section  28(e)  of  the  Securities  Exchange  Act  of  1934)  to  the
          Subadviser  an amount of commission  for  effecting a Fund  investment transaction that is in excess of the amount of commission that another broker would have charged for effecting  that  transaction if but only if, the Subadviser  determines in good faith that such  commission was reasonable  in relation  to the value of the  brokerage  and  research services  provided by such Broker or dealer  viewed in terms of either that  particular  transaction  or the  overall  responsibility  of the
          Subadviser and its affiliates with respect to the accounts as to which it and its affiliates exercise investment discretion.

          It is  recognized  that the  services  provided by such Brokers may be useful to the Subadviser in connection with the  Subadviser's  and its
          affiliates'   services  to  other  clients.   On  occasions  when  the
          Subadviser  deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser and its affiliates, the Subadviser, to the extent permitted by applicable laws and  regulations,  may, but shall be under no obligation to, aggregate the  securities  to be sold or  purchased  in order to obtain the most
          favorable   price  or  lower   brokerage   commissions  and  efficient
          execution.  In  such  event,  allocation  of  securities  so  sold  or purchased,  as well as the expenses incurred in the transaction,  will be made by the Subadviser in the manner the Subadviser considers to be the most  equitable and consistent  with its fiduciary  obligations to the Fund and to such  other  clients.  It is  recognized  that in some cases,  this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

     (f)  Securities  Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase  securities or other instruments from or sell securities or other instruments to a Fund; provided,  however, the  Subadviser  and  any  affiliated  person  of the  Subadviser  may purchase  securities or other  instruments  from or sell securities or other  instruments to a Fund if such transaction is permissible  under
          applicable  laws  and  regulations  or  orders,   including,   without
          limitation,  the  1940  Act and the  Advisers  Act and the  rules  and regulations promulgated thereunder.

          The Subadviser, including its Access Persons (as defined in subsection
          (e) of Rule 17j-1  under the 1940 Act),  agrees to observe  and comply with Rule  17j-1 and the  Subadviser's  Code of  Ethics  (which  shall comply in all material  respects with Rule 17j-1),  as the same may be amended from time to time. On a quarterly  basis,  the Subadviser will either (i) certify to the Adviser that the  Subadviser  and its Access
          Persons  have  complied  with the  Subadviser's  Code of  Ethics  with respect to the Subadviser Assets or (ii) identify any violations which have occurred with respect to the Subadviser Assets.

     (g)  Books and Records.  The Subadviser  shall maintain  separate  detailed records of all  matters  pertaining  to  management  of the Trust (the
          "Subadviser's Records") including,  without limitation,  brokerage and
          other  records  of  all   securities   transactions.   The  Subadviser
          acknowledges  that the Fund's  records are property of the Trust.  The
          Subadviser's  Records  shall be  available  to the Adviser at any time upon  reasonable  request  during normal  business  hours and shall be available for telecopying  without delay to the Adviser during any day that  the Fund is open  for  business.  The  Subadviser  shall  not be responsible  for  the  provision  of  administrative,  bookkeeping  or accounting services to the Trust. The Adviser hereby acknowledges that the Subadviser is not  responsible for pricing  portfolio  securities, and that the Adviser,  the Trust and the  Subadviser  will rely on the pricing  agent  chosen  by the  Board of  Trustees  for the  prices of securities;  provided,  however,  that to the extent that such pricing agents are  unable to  provide  prices  for  certain  securities,  the
          Subadviser  will  assist  the  Adviser in  obtaining  a price for such securities.

     (h)  Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or a Fund may request, the Subadviser will furnish the requesting party reports on portfolio  transactions and reports on
          Subadviser  Assets  held in the  portfolio,  all in such detail as the
          Adviser or a Fund may reasonably  request.  The  Subadviser  will also inform the Adviser in a timely manner of material changes in portfolio managers  responsible  for  Subadviser  Assets,  any  changes  in  the ownership or management of the Subadviser,  or of material  changes in the control of the Subadviser. Upon reasonable request, the Subadviser will  make  available  its  officers  and  employees  to meet with the
          Trust's Board of Trustees to review the Subadviser Assets.

          The Subadviser will maintain compliance  procedures for each Fund that it believes is  adequate  to ensure each Fund's  compliance,  and will provide such  information as may be required for a Fund or the Adviser to comply with their  respective  obligations,  under applicable laws, including,  without  limitation,  the Code, the 1940 Act, the Advisers
          Act, the Securities Act and any state securities laws, and any rule or regulation thereunder.

     (i)  Custody  Arrangements.  The  Subadviser  shall  on each  business  day provide the Adviser and the Trust's  custodian such information as the
          Adviser and the Trust's custodian may reasonably  request in such form as may be mutually agreed upon relating to all transactions concerning the Subadviser Assets.

     (j)  Historical Performance  Information.  To the extent agreed upon by the parties,  the  Subadviser  will  provide  the  Trust  with  historical performance  information on similarly managed investment  companies or for other  accounts to be included in the  Prospectus or for any other uses permitted by applicable law.

3.   Independent  Contractor.  In the performance of its duties  hereunder,  the
     Subadviser is and shall be an independent  contractor and unless  otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or  represent a Fund,  the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.   Expenses.  During  the  term of this  Agreement,  Subadviser  will  pay all expenses  incurred  by it in  connection  with its  activities  under  this
     Agreement  other  than  the  cost  of  securities,  commodities  and  other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The  Subadviser  shall,  at its sole expense, employ  or  associate  itself  with  such  persons  as  it  believes  to be particularly  fitted to assist it in the execution of its duties under this
     Agreement.  The  Subadviser  shall not be  responsible  for the Trust's,  a
     Fund's or Adviser's expenses, including any extraordinary and non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the
     Subadviser  for any expenses of a Fund or the Adviser as may be  reasonably incurred  by  such  Subadviser  on  behalf  of such  Fund  or the  Adviser, including any  extraordinary  and  non-recurring  expenses.  The Subadviser shall keep and supply to the Trust and the  Adviser  reasonable  records of all such expenses.

5.   Compensation.  For the  services  provided  and the  expenses  assumed with respect to the Fund  pursuant to this  Agreement,  the  Subadviser  will be entitled  to the fee  listed  for each Fund on Exhibit A. Such fees will be computed  daily and payable no later than the seventh  (7th)  business  day following the end of each month, from the Adviser or the Trust,  calculated at an annual rate based on the Subadviser Assets' average daily net assets.

     The method of  determining  net asset  value of the  Subadviser  Assets for purposes  hereof shall be the same as the method of  determining  net asset value for purposes of establishing the offering and redemption price of the shares  of the  Trust  as  described  in the  Fund's  Prospectus.  If  this
     Agreement  shall be effective for only a portion of a month,  the aforesaid fee shall be  prorated  for the  portion  of such month  during  which this
     Agreement is in effect.

6.   Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Fund as follows:

     (a)  The  Subadviser  is  registered  as an  investment  adviser  under the
          Advisers Act;

     (b)  The Subadviser  has filed a notice of exemption  pursuant to Rule 4.14 under the  Commodity  Exchange  Act, as amended (the "CEA"),  with the
          Commodity  Futures  Trading  Commission  (the "CFTC") and the National
          Futures  Association  (the  "NFA"),  or is not  required  to file such exemption;

     (c)  The  Subadviser is a limited  liability  company,  duly  organized and validly existing under the laws of the State of Ohio with the power to own and  possess  its  assets and carry on its  business  as it is now being conducted;

     (d)  The  execution,  delivery and  performance  by the  Subadviser of this
          Agreement  are  within  the  Subadviser's  powers  and have  been duly authorized  by all  necessary  action  on the  part  of its  Board  of
          Managers,  and no action  by, or in  respect  of or filing  with,  any governmental  body,  agency or official is required on the part of the
          Subadviser  for  the  execution,   delivery  and  performance  by  the
          Subadviser  of  this  Agreement,  and  the  execution,   delivery  and
          performance  by the  Subadviser of this Agreement do not contravene or constitute a default under (i) any  provision of applicable  law, rule or regulation,  (ii) the Subadviser's governing instruments,  or (iii)
          any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

     (e)  The Form ADV of the  Subadviser  provided to the Adviser is a true and complete  copy of the form,  including  that part or parts of the Form
          ADV filed with the SEC,  that part or parts  maintained in the records of the  Adviser,  and/or  that part or parts  provided  or  offered to clients,  in each case as required  under the  Advisers  Act and rules thereunder,  and the  information  contained  therein is accurate  and complete  in all  material  respects  and does  not omit to state  any material fact necessary in order to make the statements made, in light of the  circumstances  under which they were made, not misleading.  In addition,  the  Subadviser  agrees to promptly  provide the Trust with updates of its Form ADV.

7.   Representations  and  Warranties  of Adviser.  The Adviser  represents  and warrants to the Subadviser as follows:

     (a)  The Adviser is registered as an investment  adviser under the Advisers
          Act;

     (b)  The  Adviser  has filed a notice of  exemption  pursuant  to Rule 4.14 under  the CEA with the  CFTC and the NFA or is not  required  to file such exemption;

     (c)  The Adviser is a business  trust duly  organized and validly  existing under  the laws of the  State of  Delaware  with the  power to own and possess  its  assets  and  carry on its  business  as it is now  being conducted;

     (d)  The  execution,  delivery  and  performance  by the  Adviser  of  this
          Agreement  are  within  the  Adviser's   powers  and  have  been  duly
          authorized by all necessary  action on the part of its shareholders or directors,  and no action by or in  respect  of or  filing  with,  any governmental  body,  agency or official is required on the part of the
          Adviser for the execution,  delivery and performance by the Adviser of this  Agreement,  and the execution,  delivery and  performance by the
          Adviser of this  Agreement do not  contravene  or constitute a default under (i) any provision of applicable  law, rule or  regulation,  (ii)
          the Adviser's governing instruments, or (iii) any agreement, judgment, injunction,  order,  decree  or  other  instrument  binding  upon  the
          Adviser;

     (e)  The Form ADV of the Adviser  provided to the  Subadviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC,  that part or parts  maintained in the  records of the  Adviser,  and/or  that part or parts  provided or offered to clients,  in each case as required  under the  Advisers Act and  rules  thereunder,  and  the  information  contained  therein  is accurate and  complete in all  material  respects and does not omit to state any  material  fact  necessary  in order to make the  statements made, in light of the  circumstances  under which they were made,  not misleading;

     (f)  The Adviser  acknowledges  that it received a copy of the Subadviser's
          Form ADV prior to the execution of this Agreement; and

     (g)  The  Adviser  and the  Trust  have  duly  entered  into  the  Advisory
          Agreement  pursuant to which the Trust authorized the Adviser to enter into this Agreement.

8.   Representations  and  Warranties  of the Trust.  The Trust  represents  and warrants to the Adviser and the Subadviser as follows:

     (a)  The Trust is a statutory trust duly formed and validly  existing under the laws of the State of  Delaware  with the power to own and  possess its assets and carry on its business as it is now being conducted;

     (b)  The Trust is registered  as an  investment  company under the 1940 Act and the Fund's shares are registered under the Securities Act;

     (c)  The execution, delivery and performance by the Trust of this Agreement are within the  Trust's  powers and have been duly  authorized  by all necessary  action on the part of the Trust and its Board of  Trustees, and no action by or in respect o f; or filing with,  any  governmental body,  agency or official is required on the part of the Trust for the execution,  delivery and performance by the Adviser of this Agreement, and the  execution,  delivery  and  performance  by the  Trust of this
          Agreement do not  contravene  or  constitute  a default  under (i) any provision of  applicable  law,  rule or  regulation,  (ii) the Trust's governing instruments, or (iii) any agreement,  judgment,  injunction, order, decree or other instrument binding upon the Trust; and

     (d)  The Trust  acknowledges  that it  received a copy of the  Subadviser's
          Form ADV prior to execution of this Agreement.

9.   Survival of Representations and Warranties; Duty to Update Information. All
     representations and warranties made by the Subadviser,  the Adviser and the
     Trust pursuant to Sections 6, 7 and 8, respectively,  shall survive for the duration of this  Agreement and the parties  hereto shall  promptly  notify each  other in  writing  upon  becoming  aware  that  any of the  foregoing representations and warranties are no longer true.

10.  Liability and Indemnification.

     (a)  Liability.  In the absence of willful misfeasance,  bad faith or gross negligence on the part of the  Subadviser  or a reckless  disregard of its duties hereunder,  the Subadviser,  each of its affiliates and all
          respective  members,  officers,   directors,  managers  and  employees
          ("Affiliates")  and each person, if any, who within the meaning of the
          Securities Act controls the Subadviser  ("Controlling  Persons") shall not be subject to any expenses or liability to the Adviser,  the Trust or a Fund or any of a Fund's  shareholders.  In the absence of willful misfeasance,  bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder,  the Adviser,  any of its Affiliates and each of the Adviser's  Controlling Persons, if any, shall not be subject to any liability to the  Subadviser,  for any act or  omission in the case of, or  connected  with,  rendering  services hereunder  or for any losses that may be  sustained  in the  purchase, holding or sale of Subadviser Assets; provided,  however, that nothing herein shall relieve the Adviser and the Subadviser  from any of their obligations under applicable law, including,  without limitation,  the federal and state securities laws and the CEA.

     (b)  Indemnification.  The Subadviser  shall  indemnify the Adviser and the
          Trust, and their respective Affiliates and Controlling Persons for any liability and expenses,  including  reasonable  attorneys' fees, which the  Adviser  and  the  Trust  and  their  respective  Affiliates  and
          Controlling  Persons  may  sustain  as a  result  of the  Subadviser's willful misfeasance,  bad faith, gross negligence,  reckless disregard of its duties  hereunder or violation of  applicable  law,  including, without limitation,  the federal and state securities laws or the CEA.
          Subject to the above standard of care,  the Subadviser  will indemnify the  Adviser  and the  Trust,  and  their  respective  Affiliates  and
          Controlling   Persons  for  any  liability  and  expenses,   including
          reasonable attorneys' fees, to which they may be subjected as a result
          of  the  Subadviser   providing  inaccurate   historical   performance
          calculations  concerning the  Subadviser's  composite  account data or historical  performance  information on similarly  managed  investment companies or accounts, except that the Adviser and the Trust and their respective Affiliates and Controlling Persons shall not be indemnified for any  liability  or  expense  resulting  from their  negligence  or willful misconduct in using such information.

          The Adviser shall  indemnify the  Subadviser,  its  Affiliates and its
          Controlling  Persons,  for  any  liability  and  expenses,   including
          reasonable  attorneys' fees, which may be sustained as a result of the
          Adviser's willful misfeasance,  bad faith, gross negligence,  reckless disregard of its duties  hereunder or  violation  of  applicable  law, including,  without limitation,  the federal and state securities laws or the CEA.

11.  Duration and Termination.

     (a)  Duration.  Unless sooner  terminated,  this  Agreement  shall continue until May 1, 2009,  with respect to any Fund covered by this Agreement initially and, for any Fund subsequently  added to this Agreement,  an initial period of no more than two years that terminates on the second
          May 1st that occurs  following  the effective  date of this  Agreement with respect to such Fund, and thereafter shall continue automatically for  successive  annual  periods  with  respect  to each of the Funds, provided such  continuance is specifically  approved at least annually by the  Trust's  Board of Trustees or vote of the lesser of (a) 67% of the shares of a Fund  represented at a meeting if holders of more than
          50% of the  outstanding  shares of a Fund are  present in person or by proxy  or (b)  more  than  50% of the  outstanding  shares  of a Fund;
          provided  that in either event its  continuance  also is approved by a majority of the Trust's Trustees who are not "interested  persons" (as defined in the 1940 Act) of any party to this Agreement,  by vote cast in  person  at a  meeting  called  for the  purpose  of voting on such approval.

     (b)  Termination.  Notwithstanding  whatever may be provided  herein to the contrary,  this  Agreement  may be  terminated  at any  time,  without payment of any penalty:

          (i)  By vote of a majority of the  Trust's  Board of  Trustees,  or by
               "vote of a majority of the outstanding  voting securities" of the
               Fund (as  defined in the 1940 Act),  or by the  Adviser,  in each case, upon at least 60 days' written notice to the Subadviser;

          (ii) By any party hereto  immediately upon written notice to the other parties  in the  event  of a  breach  of any  provision  of  this
               Agreement by either of the other parties; or

          (iii) By the  Subadviser  upon at least 60 days' written notice to the
               Adviser and the Trust.

          This  Agreement  shall not be assigned (as such term is defined in the
          1940  Act)  and  shall  terminate  automatically  in the  event of its assignment or upon the termination of the Advisory Agreement.

12.  Duties of the Adviser.  The Adviser shall  continue to have  responsibility for all  services  to be  provided  to the Fund  pursuant  to the  Advisory
     Agreement and shall oversee and review the Subadviser's  performance of its duties under this  Agreement.  Nothing  contained in this  Agreement  shall obligate  the  Adviser to provide  any  funding  or other  support  for the purpose of directly or indirectly promoting investments in each Fund.

13.  Reference to Subadviser.  Neither the Adviser nor any Affiliate or agent of the Adviser shall make reference to or use the name of Subadviser or any of its Affiliates,  or any of their clients,  except references concerning the identity of and services provided by Subadviser to a Fund, which references shall not differ in substance from those included in the Fund's  Prospectus and this Agreement, in any advertising or promotional materials without the prior  approval of Subadviser,  which  approval  shall not be  unreasonably withheld  or  delayed.  The Adviser  hereby  agrees to make all  reasonable efforts  to  cause  the Fund  and any  Affiliate  thereof  to  satisfy  the foregoing obligation.

14.  Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a)
     the Trust's Board of Trustees or by a vote of a majority of the outstanding voting  securities  of the Fund (as required by the 1940 Act),  and (b) the vote of a majority of those  Trustees of the Trust who are not  "interested persons" of any party to this  Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.  Confidentiality.  Subject to the duties of the  Adviser,  the Funds and the
     Subadviser  to comply  with  applicable  law,  including  any demand of any regulatory or taxing  authority  having  jurisdiction,  the parties  hereto shall treat as confidential all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof.

16.  Notice.  Any notice  that is  required  to be given by the  parties to each other under the terms of this Agreement shall be in writing,  delivered, or mailed  postpaid to the other  parties,  or  transmitted  by facsimile with acknowledgment  of receipt,  to the parties at the  following  addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)      If to the Subadviser:

             Nationwide Asset Management, LLC
             One Nationwide Plaza
             Columbus, OH 43215
             Attn:
             Facsimile:

             With a copy to:

             Nationwide Mutual Insurance Company
             One Nationwide Plaza
             Columbus, OH 43215
             Attn:  Office of General Counsel/Investments
             Facsimile:

(b)      If to the Adviser:

             Nationwide Fund Advisors
             1200 River Road - Suite 1000
             Conshohocken, PA 19428
             Attention:  Legal Department
             Facsimile:  (484) 530-1323

(c)      If to the Trust:

             Nationwide Mutual Funds
             1200 River Road - Suite 1000
             Conshohocken, PA 19428
             Attention:  Legal Department
             Facsimile:  (484) 530-1323

17.  Jurisdiction.  This  Agreement  shall be  governed by and  construed  to be consistent with the Advisory  Agreement and in accordance with  substantive laws of the State of Delaware without reference to choice of law principles thereof and in  accordance  with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18.  Counterparts.  This Agreement may be executed in one or more  counterparts, each of which  shall be deemed an  original,  all of which  shall  together constitute one and the same instrument.

19.  Certain  Definitions.  For the  purposes  of this  Agreement  and except as otherwise provided herein,  "interested  person,"  "affiliated person," and
     "assignment" shall have their respective  meanings as set forth in the 1940
     Act, subject, however, to such exemptions as may be granted by the SEC.

20.  Captions.  The captions  herein are included for  convenience  of reference only and shall be ignored in the construction or interpretation hereof.

21.  Severability.  If any  provision  of this  Agreement  shall be held or made invalid  by a court  decision  or  applicable  law,  the  remainder  of the
     Agreement  shall not be affected  adversely  and shall remain in full force and effect.

22.  Nationwide  Mutual Funds and its  Trustees.  The terms  "Nationwide  Mutual
     Funds" and the "Trustees of Nationwide Mutual Funds" refer  respectively to the Trust created and the  Trustees,  as trustees but not  individually  or personally,  acting  from  time to time  under  the  Amended  and  Restated
     Declaration  of Trust made and dated as of September  30, 2004, as has been or may be amended from time to time, and to which reference is hereby made.

IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                       TRUST NATIONWIDE MUTUAL FUNDS
                                       By:
                                       Name:
                                       Title:

                                       ADVISER
                                       NATIONWIDE  FUND ADVISORS
                                       By:
                                       Name:
                                       Title:

                                       SUBADVISER
                                       NATIONWIDE ASSET MANAGEMENT, LLC
                                       By:
                                       Name:
                                       Title:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                  BY AND AMONG
                            NATIONWIDE MUTUAL FUNDS,
                            NATIONWIDE FUND ADVISORS
                                       and
                        NATIONWIDE ASSET MANAGEMENT, LLC

                              Effective ____, 200_*

Funds of the Trust              Advisory Fees - through December 31, 2008     Advisory Fees - commencing January 1,
                                                                              2009

Nationwide Bond                 0.15% on assets up to $250 million            0.175% on assets up to $250 million
  Fund                          0.125% on assets of $250 million and more     0.15% on assets of $250 million and
Nationwide                      but less than $1 billion                      more
  Government Bond               0.10% on assets of $1 billion and more        but less than $1 billion
  Fund                                                                        0.125% on assets of $1 billion and more

Nationwide Money                0.04% on all assets                           0.05% on all assets
  Market Fund

*    As most recently approved at the September 13, 2007, Board meeting.

                                    EXHIBIT B
                           SUBADVISORY AGREEMENT AMONG
                            NATIONWIDE MUTUAL FUNDS,
                          NATIONWIDE FUND ADVISORS and
                        NATIONWIDE ASSET MANAGEMENT, LLC
                              Effective ____, 200_

     In connection with securities  transactions for a Fund, the Subadviser that is (or whose affiliated person is) entering into the transaction,  and any other investment  manager that is advising an affiliate of the Fund (or portion of the
Fund)  (collectively,  the "Managers" for the purposes of this Exhibit) entering into the transaction  are prohibited from consulting with each other  concerning transactions  for the Fund in  securities  or other assets and, if both Managers are  responsible  for  providing  investment  advice to the Fund,  the Manager's responsibility in providing advice is expressly limited to a discrete portion of the Fund's portfolio that it manages.

     This  prohibition  does  not  apply to  communications  by the  Adviser  in connection  with the Adviser's (i) overall  supervisory  responsibility  for the general  management and investment of the Fund's assets;  (ii)  determination of the  allocation  of assets among the  Manager(s),  if any; and (iii)  investment discretion with respect to the investment of Fund assets not otherwise  assigned to a  Manager.  This  prohibition  also  does  not  apply to  communications  or disclosures  required  by  applicable  law or  necessary  in order to comply (or ensure compliance) with applicable law.

                                    EXHIBIT C

            Managers and Principal Executive Officers of NFA and NWAM

     The name and  principal  occupation  of each of the managers and  principal executive officers of NFA are set forth below. The address of each person listed below is Nationwide Funds Group, 1200 River Road, Suite 1000,  Conshohocken,  PA
19428.

Name and Address         Principal Occupation                       Position with NFA

John H. Grady            President and Director of Nationwide       President
                         Funds Group, which includes NFA,
                         Nationwide Fund Management LLC and
                         Nationwide Fund Distributors LLC.

Gerald J. Holland        Senior Vice President and Chief            Senior Vice President and
                         Operating Officer of Nationwide Funds      Chief Operating Officer
                         Group; Treasurer of the Trust.

Eric E. Miller           Senior Vice President, General Counsel     Senior Vice President,
                         and Assistant Secretary of Nationwide      General Counsel and
                         Funds Group; Secretary of the Trust.       Assistant Secretary

Nancy Scholz             Vice President and Chief Compliance        Vice President and Chief
                         Officer of NFA.                            Compliance Officer

Douglas Castagna         Senior Vice President-US Head of Finance   Senior Vice President-US
                         and Accounting and Treasurer, Nationwide   Head of Finance and
                         Funds Group                                Accounting and Treasurer

Robert W. Horner         Associate Vice President and Assistant     Associate Vice President
                         Secretary of Nationwide Mutual Insurance   and Secretary
                         Company

     The name and  principal  occupation  of each of the managers and  principal executive  officers  of NWAM are set forth  below.  The  address of each  person listed below is One Nationwide Plaza, Columbus, OH 43215.

Name and Address         Principal Occupation                       Position with NWAM
                         Senior Vice President and Chief
Gail G. Snyder           Investment Officer of Nationwide Mutual    President and Manager
                         Insurance Company

Thomas M. Powers         Vice President - Fixed Income of           Vice President and Manager
                         Nationwide Mutual Insurance Company

Carol L. Dove            Vice President and Assistant Treasurer     Treasurer
                         of Nationwide Mutual Insurance Company
Daniel J. Murphy         Assistant Treasurer of Nationwide Mutual   Assistant Treasurer
                         Insurance Company

Kevin D. Grether         Chief Compliance Officer of Nationwide     Chief Compliance Officer
                         Asset Management, LLC

Robert W. Horner         Associate Vice President and Assistant     Secretary
                         Secretary of Nationwide Mutual Insurance
                         Company

Thomas E. Barnes         Senior Vice President and Secretary of     Assistant Secretary
                         Nationwide Mutual Insurance Company

Robert A. Rosholt        Executive Vice President and Chief         Manager
                         Financial Officer of Nationwide Mutual
                         Insurance Company

Kathy R. Richards        Corporate Governance Officer of            Assistant Secretary
                         Nationwide Mutual Insurance Company

                                    EXHIBIT D

                 Principal Shareholders as of September 14, 2007

--------------------------------------------------------- -------------------------------- ---------------------------
            Name and Address of Shareholder                Number of Shares Beneficially   Percent of the Class held
                                                                       Owned                     by Shareholder

--------------------------------------------------------- -------------------------------- ---------------------------

--------------------------------------------------------- -------------------------------- ---------------------------

                             NATIONWIDE MUTUAL FUNDS
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

                              Nationwide Bond Fund
                         Nationwide Government Bond Fund
                          Nationwide Money Market Fund

       NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL
             MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2007

     This  communication  presents only an overview of the more  complete  proxy materials  that are  available  to you on the  Internet  relating  to the series listed above  (singly,  a "Fund," and  collectively,  the "Funds") of Nationwide
Mutual Funds (the  "Trust").  We  encourage  you to access and review all of the important information contained in the proxy materials before voting.

     The following materials are available for view: Proxy Statement/Proxy Card

     To view this material,  have the 12-digit Control Number(s) (located on the following page) available and visit: [website address]

     If you  want to  receive  a  paper  or  e-mail  copy  of the  above  listed documents,  you must  request  one.  There is no charge to you for  requesting a copy.  Please make the request as  instructed  below on or before  [Month Date,]
2007 to facilitate timely delivery.

     To  request a paper or e-mail  copy of the above  listed  documents  or for directions on how to attend the meeting and vote  in-person,  please contact the
Trust or its agent through one of the following methods:

                               Internet: [website]
                          Telephone: [telephone number]
                             Email*: [email address]

*    If  requesting  material by e-mail,  please send a blank e-mail with the 12
     Digit Control Number  (located on the following  page) in the subject line.
     No other request, instruction or other inquiry should be included with your
     e-mail.

                         Special Meeting of Shareholders

     The Special Meeting of Shareholders for the shareholders of record for each
Fund,  as of the close of  business  on  September  14,  2007,  is to be held on
December 10, 2007 at 9:00 a.m.,  Eastern Time,  at 1200 River Road,  Suite 1000,
Conshohocken, Pennsylvania 19428.

                                  The Proposal

     The Board of Trustees of the Trust unanimously recommends that you vote FOR the Proposal:

1.   To approve a new investment  subadvisory  agreement by and among Nationwide
     Fund Advisors, Nationwide Asset Management, LLC and the Trust, on behalf of the Nationwide Bond Fund,  Nationwide  Government Bond Fund, and Nationwide
     Money Market Fund.

     No personal  information  other than the  Control  Number is  necessary  to execute this proxy.

                                 PROXY TABULATOR
                                   [ADDRESS]
                             [CITY, STATE ZIP CODE]

   VOTE BY PHONE
o  Read the Proxy Statement and have this card at hand
o  Call toll-free [Phone #]
o  Follow the recorded instructions
o  Do not return this paper ballot

   VOTE ON THE INTERNET
o  Read the Proxy Statement and have this card at hand
o  Log on to [Website address]
o  Follow the on-screen instructions
o  Do not return this paper ballot

   VOTE BY MAIL
o  Read the Proxy Statement and have this card at hand
o  Check the appropriate boxes on reverse
o  Sign and date proxy card
o  Return promptly in the enclosed envelope

Your prompt response will save your Fund the expense of additional mailings.

999  999  999  999  99

                            NATIONWIDE MUTUAL FUNDS

FUND/INSURANCE COMPANY NAME PRINTS HERE
FUND/INSURANCE COMPANY NAME PRINTS HERE

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The  undersigned,  revoking  previous  proxies,  hereby  appoint(s)  William  J.
Baltrus, Allan J. Oster, and James A. Bernstein,  or any one of them, attorneys, with  full  power of  substitution,  to vote all  shares of the  Fund(s)  of the
Nationwide Mutual Funds (the "Trust"), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road,  Suite 1000,  Conshohocken,  Pennsylvania  19428, on Monday,
December 10, 2007, at 9:00 a.m., Eastern time, and at any adjournments  thereof.
All powers may be exercised by two or more of said proxy holders or  substitutes voting or acting  or, if only one votes and acts,  then by that one.  This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special  Meeting of Shareholders  and the  accompanying
Proxy Statement is hereby acknowledged.

                     PLEASE SIGN, DATE, AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                         Date: ________________________
             Signature(s) (Title(s), if applicable)(Sign in the Box)

             NOTE: Please sign exactly as your name appears on this
              proxy card. When shares are held by joint tenants, at
                 least one holder should sign. When signing in a
              fiduciary capacity, such as executor, administrator,
             trustee, attorney, guardian, etc., please so indicate.
              Corporate and partnership proxies should be signed by
               an authorized person indicating the person's title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO  SPECIFICATION  IS MADE AND THIS PROXY IS SIGNED AND  RETURNED,  THE PROXY
SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter,  said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                                                          FOR     AGAINST    ABSTAIN

1.   To approve a new investment  subadvisory agreement by and among
     Nationwide Fund Advisors,  Nationwide Asset Management,  LLC
     and the  Trust,  on  behalf  of the  Nationwide  Bond  Fund,
     Nationwide Government Bond Fund, and Nationwide Money Market
     Fund.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.